Exhibit 99.1

PROG Holdings Responds to Litigation Filed by Pennsylvania Attorney General
SALT LAKE CITY, August 25, 2022 - PROG Holdings, Inc. (NYSE:PRG), the fintech holding company for Progressive Leasing, Vive Financial, and Four Technologies, today issued the following statement in connection with a lawsuit filed by the Pennsylvania Attorney General regarding its Progressive Leasing business:
We are deeply disappointed with the Pennsylvania Attorney General’s decision to file a complaint against our Progressive Leasing business. While we appreciate and support the important role the Pennsylvania Attorney General plays in protecting Pennsylvania consumers, Progressive Leasing has always been committed to transparent business practices and a superior customer experience. We believe Progressive Leasing sets the standard for its industry and we are extremely proud of the work it does every day to provide solutions for its customers’ needs. To that end, we are very appreciative of the support Governor Tom Wolf and the Pennsylvania State Legislature have shown by their recent modernization of the antiquated law upon which the Attorney General’s complaint is based. House Bill 2709, which goes into effect on September 9, 2022, effectively ratifies the exact type of electronic disclosures Progressive Leasing has been making for years in Pennsylvania. Accordingly, we will vigorously defend Progressive Leasing in court and look forward to Progressive Leasing continuing to provide Pennsylvania consumers with the flexible lease-to-own solutions they need.

About PROG Holdings, Inc.
PROG Holdings, Inc. (NYSE:PRG) is a fintech holding company headquartered in Salt Lake City, UT, that provides transparent and competitive payment options to consumers. The Company owns Progressive Leasing, a leading provider of e-commerce, app-based, and in-store point-of-sale lease-to-own solutions, Vive Financial, an omnichannel provider of second-look revolving credit products, and Four Technologies, provider of Buy Now, Pay Later payment options through its platform Four. More information on PROG Holdings' companies can be found at https://www.progholdings.com.
Safe Harbor Statement
Statements in this press release regarding the Company that are not historical facts are “forward-looking statements” that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Statements in this press release that are “forward-looking” include, without limitation, statements about the Company’s expectations with respect to defending the lawsuit filed by the Pennsylvania Attorney General against the Company’s Progressive Leasing business and Progressive Leasing’s provision of services to Pennsylvania consumers in the future. Such forward-looking statements generally can be identified by the use of forward-looking terminology, such as “believe”, “will”, “look forward to”, and similar forward-looking terminology. These forward-looking statements are subject to a number of risks and uncertainties, including factors such as (i) the possibility of other legal and regulatory proceedings and investigations, including those arising out of the Pennsylvania Attorney General’s lawsuit against the Company’s Progressive Leasing business; (ii) adverse findings, developments or outcomes with respect to such proceedings and investigations; and (iii) the risks and uncertainties discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 23, 2022, and in our subsequent SEC filings. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this press release.

Investor Contact
John A. Baugh, CFA
Vice President, Investor Relations
john.baugh@progleasing.com

Media Contact
Mark Delcorps
Director, Corporate Communications
media@progleasing.com